Vanguard Funds

Supplement Dated June 30, 2026, to the Statement of Additional Information

Leadership Announcements

Effective June 4, 2026, Ashley Grim resigned as, and My Trieu-Gatt has been appointed as Treasurer of the Vanguard funds.

In addition, André Perold will retire as trustee of the Vanguard funds effective June 30, 2026.

Statement of Additional Information Text Changes

All references to Ms. Grim are hereby deleted in their entirety. Effective June 30, 2026, the information about Mr. Perold in the Management of the Fund(s) section under Officers and Trustees will be deleted in its entirety.

In the Management of the Fund(s) section under Officers and Trustees, the following biographical information is added:

Principal Occupation(s)
	Position(s)	Vanguard	During the Past Five Years,
	Held With	Funds’ Trustee/	Outside Directorships,
Name, Year of Birth	Funds	Officer Since	and Other Experience
My Trieu-Gatt	Treasurer	June 2026	Treasurer of each of the investment companies served by Vanguard and
(1979)			Head of Global Fund Administration (2026-present). Global Head of Fund
Accounting and Oversight (2023-2026) at Vanguard. Head of Global Fund
Accounting (2016-2023) at Vanguard Australia.

Changes to the Nominating Committee

In the Management of the Fund(s) section under Officers and Trustees, the description of the board’s nominating committee is replaced with the following text:

Nominating and Governance Committee: This committee nominates candidates for election to the board of trustees of each fund and has the authority to recommend the removal of any trustee. The committee also oversees corporate governance matters, including, but not limited to, board composition and succession planning; assessments related to governance documents, board committee structure, and board effectiveness; and board education matters. Ms. Bunch chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Malpass, Dr. Thomas, and Ms. Venneman.

© 2026 The Vanguard Group, Inc. All rights reserved.	SAI ALL6 062026
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